Schedule 14C Information

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TIFF INVESTMENT PROGRAM, INC.
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TIFF INVESTMENT PROGRAM, INC.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, Pennsylvania  19428
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TIFF Multi-Asset Fund
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INFORMATION STATEMENT
October 30, 2009

Important Notice Regarding
Internet Availability of this Information Statement:
This Information Statement is available at https://wwws.tiff.org/TAS/prospectus_disclosure.aspx

This Information Statement is being furnished to all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program, Inc. (“TIP”), to provide the members with information regarding a new money manager agreement between TIP and Brookfield Investment Management Inc. (“BIM”), as successor entity to Brookfield Redding, LLC (“Brookfield Redding”), for Multi-Asset Fund (the “new money manager agreement”) and a new sub-advisory agreement between BIM and its affiliate, AMP Capital Brookfield (US) LLC (“ACB US”), relating to Multi-Asset Fund (the “new sub-advisory agreement”).  This Information Statement explains why the board of directors of TIP, all of whom are not “interested persons” of TIP (the “TIP Board”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved TIP’s entering into the new money manager agreement with BIM with respect to Multi-Asset Fund and approved the new sub-advisory agreement between BIM and ACB US with respect to Multi-Asset Fund.  Among other things, this Information Statement describes generally the terms of the new money manager agreement and the terms of the new sub-advisory agreement and provides information about BIM and ACB US.

This Information Statement is being delivered to members of record as of October 16, 2009 on or about October 30, 2009.

The Fund is providing this Information Statement solely for your information as required by an exemptive order issued by the Securities and Exchange Commission (the “SEC”), as described herein.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement consists of two parts:

PART I contains information relating to Multi-Asset Fund’s new money manager agreement and new sub-advisory agreement, the previous money manager agreement and the current advisory agreement (as defined below).

PART II contains information about TIP, TIFF Advisory Services, Inc. (“TAS” or the “Advisor”), Brookfield Redding, BIM, ACB US, and certain brokerage and other miscellaneous matters.

I.           NEW MONEY MANAGER AGREEMENT BETWEEN TIP and BIM and NEW SUB-ADVISORY AGREEMENT BETWEEN BIM and ACB US

Multi-Asset Fund operates on a “multi-manager” basis, which means that its assets are divided into multiple segments, each managed by a different money management firm as money managers to TIP, supervised by TAS.  TAS is responsible for determining the appropriate manner in which to allocate assets among money managers, including recommending new money managers or new allocations to existing money managers, to the TIP Board.

Description of the Advisory Agreement

TAS acts as the Fund’s advisor pursuant to an advisory agreement dated March 31, 1995, as amended (the “Advisory Agreement”).  The TIP Board initially approved the Advisory Agreement at a meeting held on September 13, 1994, and last approved the continuance of the Advisory Agreement at a meeting held on June 16-17, 2009.  The Advisory Agreement was last approved by the shareholders of the Fund by written action of the sole shareholder on March 30, 1995.  The purpose of submission of the Advisory Agreement to the sole shareholder was to seek initial shareholder approval of the Advisory Agreement prior to the Fund’s commencement of operations on March 31, 1995.  Under the Advisory Agreement, TAS manages the investment program of the Fund and performs such duties as the TIP Board and TAS agree are appropriate to support and enhance the investment program of the Fund.  The Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the TIP Board independent money managers for the Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other techniques.

Under the Advisory Agreement, the Fund pays TAS on a monthly basis an annualized fee of 0.20% of the first $500 million of the average daily net assets of the Fund; 0.18% on the next $500 million; 0.15% on the next $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; and 0.09% on assets exceeding $2.5 billion.  For the fiscal year ended December 31, 2008, the Fund paid TAS for its services to the Fund under the Advisory Agreement advisory fees of $3,679,173.  The Fund paid directly to the Fund’s money managers management fees of $3,083,539.

Previous Money Manager Agreement

Prior to the effective date of the new money manager agreement, Brookfield Redding managed a segment of Multi-Asset Fund pursuant to a money manager agreement with TIP (the “previous money manager agreement”).  While Brookfield Redding has managed assets for the Fund since 2003, the TIP Board initially approved the previous money manager agreement at a meeting held on November 16, 2007 in connection with a change of control of Brookfield Redding that occurred at that time.  The TIP Board last approved the continuance of the previous money manager agreement with Brookfield Redding at a meeting held on June 16-17, 2009.  During an in-person meeting held on September 21, 2009, the TIP Board approved the new money manager agreement with BIM, the terms of which are substantially the same as the previous money manager agreement with Brookfield Redding except as described below in the section captioned “Description of the New Money Manager Agreement.”  The new money manager agreement does not change the fee schedule or other key elements of the previous money manager agreement applicable to BIM nor does the new money manager agreement affect the aggregate management fees payable by the Fund.  For the fiscal year ended December 31, 2008, the money manager fees paid to Brookfield Redding for its services to the Fund under the previous money manager agreement were $873,701.

Description of the New Money Manager Agreement

Subsequent to the June 16-17, 2009 meeting at which the TIP Board approved the continuance of the previous money manager agreement for Brookfield Redding to act as a money manager for the Fund, Brookfield Redding informed TAS of the details of a contemplated internal reorganization of Brookfield Redding and certain of its affiliates.  As part of this reorganization, Brookfield Redding would be merged into its affiliate, Hyperion Brookfield Asset Management Inc. (“Hyperion”).  Hyperion is an SEC-registered investment advisor and an indirect, wholly-owned subsidiary of Brookfield Redding’s parent company.  Following the merger of Brookfield Redding into Hyperion, the combined entity was to be renamed Brookfield Investment Management Inc., or “BIM” (the “Merger”).  Also as part of the reorganization, Brookfield Redding’s relationship with an existing joint venture partner was to be restructured (the “Restructuring”) and, as a result, Brookfield Redding proposed to have BIM enter into a sub-advisory agreement with ACB US pursuant to which ACB US would perform certain investment management functions for BIM with respect to Multi-Asset Fund.

After considering the proposed reorganization and its potential impact on the Fund, TAS recommended to the TIP Board that TIP enter into the new money manager agreement with BIM on behalf of Multi-Asset Fund, which would allow BIM to enter into the new sub-advisory agreement.  Upon the recommendation of TAS and after considering a variety of factors (as described below in the section captioned “Consideration of New Money Manager Agreement and New Sub-Advisory Agreement by the TIP Board”), the TIP Board voted on September 21, 2009, to approve the new money manager agreement, to be effective as of the date of the Restructuring.  The new money manager agreement became effective as of October 1, 2009.

A copy of the new money manager agreement is set forth as APPENDIX A to this Information Statement.  The following description of the new money manager agreement is qualified in its entirety by reference to the full text of the agreement as set forth in APPENDIX A.

The new money manager agreement requires BIM to manage the investment and reinvestment of designated assets of the Fund, subject to the supervision of TAS.  The money manager fee payable to BIM under the new money manager agreement is the same as the money manager fee payable to Brookfield Redding under the previous money manager agreement.  The previous money manager agreement and the new money manager agreement provide that compensation is determined on the basis of a performance-based fee formula with a floor of 50 basis points, a cap of 250 basis points and a fulcrum fee of 150 basis points.  The portfolio of Fund assets managed by BIM must earn 500 basis points over the return of the MSCI US REIT Index in order for BIM to earn the fulcrum fee.  Because the fee is primarily performance-based rather than asset-based, the Fund would not benefit from economies of scale if the size of the assets of the Fund managed by BIM increases.  However, the performance-based fees would align BIM’s interests with those of TIP members.

The new money manager agreement provides that it will continue in effect for one year from its effective date and thereafter from year to year if its continuance is approved at least annually in conformity with the requirements of the 1940 Act.  Similar to the previous money manager agreement, the new money manager agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund.  The new money manager agreement may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the TIP Board or by a vote of a majority of Multi-Asset Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by BIM, in each case with at least 30 days’ written notice from the terminating party and on the date specified in the notice of termination.  The new money manager agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Similar to the previous money manager agreement, the new money manager agreement provides that BIM shall not be liable to the Fund, TIP, or TAS for any error of judgment, but BIM shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by BIM in providing services under the new money manager agreement or from reckless disregard by BIM of its obligations and duties under the new money manager agreement.

Unlike the previous money manager agreement, the terms of the new money manager agreement permit BIM, at its sole expense, to contract with one or more SEC-registered investment advisors to perform some or all of the advisory services under the new money manager agreement.  Before it may do so, BIM must receive the express written approval of TAS and, if necessary, the TIP Board.  BIM must also provide TAS with at least 30 days’ prior written notice before entering into or amending any sub-advisory agreement.  Under the new money manager agreement, BIM has responsibility for all advisory services furnished by any sub-advisor and is solely responsible for the compensation of any sub-advisor.

The new money manager agreement updates certain provisions of the previous money manager agreement in accordance with TIP’s standard form of money manager agreement.  The new money manager agreement requires BIM, when placing orders for the purchase and sale of securities on behalf of the Fund, to give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law.  In evaluating the terms available for executing particular transactions and in selecting broker-dealers, BIM may consider factors that it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such broker-dealers.  BIM is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if BIM determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  In addition, the new money manager agreement includes provisions relating to the confidentiality of information and recommendations supplied by either party to the new money manager agreement and restricts BIM from consulting with other money managers for the Fund, except approved sub-advisors and their affiliates which provide advisory or research services, about transactions in securities or other assets of the Fund except as otherwise required by law or regulation.

Description of the New Sub-Advisory Agreement

At the in-person meeting on September 21, 2009, the TIP Board also approved the new sub-advisory agreement between BIM and ACB US.  A copy of the new sub-advisory agreement is set forth as APPENDIX B to this Information Statement.  The following description of the new sub-advisory agreement is qualified in its entirety by reference to the full text of the agreement as set forth in APPENDIX B.

The new sub-advisory agreement is based on TIP’s standard form, which was revised to reflect the arrangement between BIM and ACB US.  Neither TIP nor the Fund is a party to the new sub-advisory agreement.  The terms of the new sub-advisory agreement are substantially the same as the terms of the new money manager agreement (as described above in the section captioned “Description of the New Money Manager Agreement”), except that any compensation due to ACB US for its services related to the Fund will be paid by BIM from the compensation paid to BIM by the Fund, or from BIM’s other resources.  The new sub-advisory agreement provides that BIM will pay two-thirds of the compensation BIM receives from the Fund to ACB US for the services provided to the Fund by ACB US.  In addition, BIM remains responsible for all investment advisory services provided to the Fund by BIM and ACB US.  The new sub-advisory agreement does not permit ACB US to contract with other sub-advisors and the new sub-advisory agreement will terminate automatically upon termination of the new money manager agreement.

Consideration of New Money Manager Agreement and New Sub-Advisory Agreement by the TIP Board

At a meeting held on September 21, 2009, the TIP Board approved the new money manager agreement and the new sub-advisory agreement.  The TIP Board noted that in connection with their annual review of the Fund’s advisory arrangements on June 16-17, 2009 (the “Annual Review”), they had approved the continuation of the previous money manager agreement (which, as discussed above, is substantially similar to the new money manager agreement) for another one-year term.  A discussion of the TIP Board’s consideration of the previous money manager agreement at the June 16-17, 2009 meeting is included in TIP’s semi-annual report for the period ended June 30, 2009.

In considering the new money manager agreement and the new sub-advisory agreement, the TIP Board considered the information provided and the factors evaluated in connection with the Annual Review, as well as other information provided by TAS, jointly by BIM and ACB US, and otherwise as the TIP Board deemed appropriate.  The TIP Board also noted that TAS, the Fund’s Advisor, had recommended that both agreements be approved, having concluded that it would be in the best interests of the Fund to do so.

In connection with the Annual Review, the TIP Board had requested and considered a wide range of information received in advance from TAS and Brookfield Redding, which the TIP Board reviewed separately in executive sessions with their independent counsel.  The materials provided at the Annual Review included information regarding personnel and services, investment strategies, certain portfolio holdings, portfolio management, fees and expenses, and performance.  Information about brokerage practices was also supplied, including allocation methodology, best execution, commission rates, and commission recapture or soft dollar programs.  It was noted that Brookfield Redding does not currently participate in commission sharing programs (although BIM may participate in such programs in the future).  Extensive information with respect to compliance and administration at Brookfield Redding was supplied, such as information on the compliance program, including the code of ethics and business continuity procedures, as well as information concerning any material violations of such program, the background of Brookfield Redding’s chief compliance officer, and disclosure about regulatory examinations or other inquiries, and litigation proceedings affecting Brookfield Redding.

The TIP Board also considered, as part of the Annual Review, a memorandum from its counsel setting forth the TIP Board’s fiduciary duties and responsibilities under the 1940 Act and the factors the TIP Board should consider in its evaluation of advisory agreements; Brookfield Redding’s responses to a questionnaire prepared by counsel to the TIP Board requesting information necessary for the TIP Board’s evaluation of the money manager agreement; a Lipper, Inc. report comparing the performance of the Fund to the performance of its applicable benchmark(s) and peer groups, and comparing the Fund’s advisory fees and expenses to those of its peer groups; information detailing individual portfolio managers of Brookfield Redding; and the fee schedule with Brookfield Redding.

In evaluating the new money manager agreement with BIM, the TIP Board considered a number of factors in addition to those it had considered in connection with the Annual Review.  The TIP Board considered information describing the Merger, the Restructuring, and BIM; the expected corporate structure of, and anticipated changes at, BIM following the Merger and the Restructuring; the key benefits of the Merger and the Restructuring identified by BIM; and other information deemed relevant.  It was noted that Brookfield Redding’s current management and investment teams would continue with BIM after the Merger and that no changes in investment strategies or processes were expected to occur as a result of the Merger and the Restructuring.  It was also noted that Hyperion’s chief compliance officer would serve as BIM’s chief compliance officer after the Merger and that the equity operations function would remain at Brookfield Redding’s location.  In addition, it was noted that the terms of the new money manager agreement were substantially similar to the terms of the previous money manager agreement, and that the fee schedule of the new money manager agreement was unchanged from the fee schedule of the previous money manager agreement.

In evaluating the new money manager agreement with BIM, the TIP Board also considered another memorandum from its counsel setting forth the TIP Board’s fiduciary duties and responsibilities under the 1940 Act and the factors the TIP Board should consider in its evaluation of advisory agreements; BIM’s responses to a questionnaire prepared by counsel to the TIP Board requesting information necessary for the TIP Board’s evaluation of the new money manager agreement; and a memorandum from Brookfield Redding’s Chief Executive Officer and President describing the reasons for and anticipated benefits of the Merger and the Restructuring.

In evaluating advisory services, the TIP Board also noted the information received at regular meetings throughout the year related to the services rendered by Brookfield Redding concerning the management of the Fund’s affairs.  The TIP Board’s evaluation of the services to be provided by BIM took into account the TIP Board’s knowledge and familiarity gained as TIP Board members, including the scope and quality of BIM’s investment management capabilities.  The TIP Board concluded that, overall, it was satisfied with the nature, extent, and quality of the services currently being provided by Brookfield Redding, and expected to be provided by BIM following the Merger.

The TIP Board based its evaluation of BIM on the material factors presented to it at the September 21, 2009 meeting and discussed above, including: (i) the terms of the new money manager agreement; (ii) the reasonableness of the money manager fees in light of the nature and quality of the money manager services to be provided by or at the direction of BIM and any additional benefits expected to be received by BIM in connection with providing services to the Fund; (iii) the nature, quality, and extent of the services to be performed by BIM; (iv) the overall organization and experience of BIM; (v) the nature and expected effects of the Merger and the Restructuring; and (vi) the fact that BIM would remain responsible for the actions of, and any fees payable to, any sub-advisors.  The TIP Board noted also that BIM would have compliance policies and procedures identical to those of Brookfield Redding following the Merger and the Restructuring, which would provide continuity in the oversight and fulfillment of the compliance obligations of BIM under Rule 38a-1 of the 1940 Act, and that the chief compliance officer of TIP had reviewed and had concluded that the compliance policies and procedures were adequate.  In arriving at its decision, the TIP Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together.  Based upon its review, the TIP Board concluded that the fees payable under the new money manager agreement were fair and reasonable and that the approval of the new money manager agreement was in the best interests of the Fund and its members.

In considering the new sub-advisory agreement, the TIP Board noted BIM’s belief that the sub-advisory services to be provided by ACB US would serve to strengthen BIM’s ability to offer investment advisory services on a global basis.  The TIP Board also noted that the new sub-advisory agreement was based upon TIP’s standard form and would not result in any additional compensation payable by TIP to BIM, ACB US, or any of their affiliates.  The TIP Board acknowledged that neither TIP nor TAS would be a party to the new sub-advisory agreement and that BIM would retain complete responsibility for all investment advisory services to be provided to the Fund by BIM and ACB US in addition to being solely responsible for the payment of compensation to ACB US.  It was noted that the same personnel responsible for the day-to-day management of the segment of Multi-Asset Fund’s portfolio being managed by Brookfield Redding would, after the Merger and the Restructuring, be dually associated with BIM and ACB US and would retain responsibility for the portfolio.

The TIP Board based its evaluation of ACB US on the material factors presented to it at the September 21, 2009 meeting and discussed above, including: (i) the terms of the new sub-advisory agreement; (ii) the nature, quality, and extent of the services to be performed by ACB US; (iii) the overall organization and experience of ACB US; and (iv) the nature and expected effects of the Merger and the Restructuring.  The TIP Board noted also that ACB US would have compliance policies and procedures identical to those of Brookfield Redding and BIM following the Merger and the Restructuring, which would provide continuity in the oversight and fulfillment of the compliance obligations of ACB US under Rule 38a-1 of the 1940 Act, and that the chief compliance officer of TIP had reviewed and had concluded that the compliance policies and procedures were adequate.  In arriving at its decision, the TIP Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together.  Based upon its review, the TIP Board concluded that the new sub-advisory agreement was reasonable, fair, and in the best interests of the Fund and its members.

After carefully considering the information summarized above and all factors deemed to be relevant, the TIP Board unanimously voted to approve the new money manager agreement with BIM and the new sub-advisory agreement between BIM and ACB US for Multi-Asset Fund.  The previous money manager agreement with Brookfield Redding terminated upon the effectiveness of the new money manager agreement.  Prior to votes being taken to approve the new money manager agreement and the new sub-advisory agreement, the TIP Board met separately in executive session to discuss the appropriateness of the agreements and other considerations.  In its deliberations with respect to these matters, the TIP Board was advised by its independent legal counsel.  The TIP Board weighed the foregoing matters in light of the advice given to it by its independent legal counsel as to the law applicable to the review of investment advisory contracts.  The TIP Board concluded that the new money manager agreement with BIM was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such agreement were fair and reasonable.  The TIP Board also concluded that the new sub-advisory agreement with ACB US was reasonable, fair, and in the best interests of Multi-Asset Fund and its members.

In general, a mutual fund cannot enter into a new advisory agreement, which for these purposes would include the new money manager agreement and would be deemed to include the new sub-advisory agreement, unless the members of that mutual fund vote to approve the agreement.  The Fund, however, has entered into the new money manager agreement and approved the new sub-advisory agreement without member action pursuant to an exemptive order issued by the SEC (the “Exemptive Order”).  The Exemptive Order permits TAS and the TIP funds, subject to TIP Board approval, to enter into and materially amend contracts with money managers with respect to each series of TIP without seeking or receiving member approval of those contracts.  The Exemptive Order does not apply to the advisory agreement with TIP’s investment advisor, TAS, or any amendments to that agreement.  This Information Statement is being provided to all members of the Fund as required by one of the conditions of the Exemptive Order.

II.           OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company that seeks to improve the net investment returns of its members by making available to them a series of investment vehicles, each with its own investment objectives and policies.  TIP was incorporated under Maryland law on December 23, 1993, and consists of four mutual funds at present: TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF US Equity Fund, and TIFF Short-Term Fund.  The mutual funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

Information about TAS

TAS is the investment advisor to the TIP mutual fund family (the “funds”).  TAS’s principal offices are at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428.  TAS seeks to achieve the funds’ investment and performance objectives in large part by identifying and recommending to the TIP Board independent money managers for each of the funds, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and funds’ performance, and employing certain risk management and other techniques.  The money managers are responsible for day-to-day investment decisions for that portion of the funds’ assets allocated to them.  Each money manager specializes in a particular market sector or utilizes a particular investment style.  A money management firm may serve as a money manager to more than one of the funds.  For all funds, TAS may invest a substantial portion of the funds’ assets in futures contracts, derivative investments, duration investments, and other securities and other financial instruments in accordance with each of the funds’ objectives, policies, and restrictions.

Information about BIM

BIM is located at 71 South Wacker Drive, Suite 3400, Chicago, IL 60606 and Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281.  BIM is a wholly-owned subsidiary of HCM Holdings Inc.  HCM Holdings Inc. is a wholly-owned subsidiary of Brookfield Investment Management Holdings, Inc.; which is a wholly-owned subsidiary of Brookfield US Corporation; which is a wholly-owned subsidiary of Brascan US Holdings Inc.; all of which are located at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281.  Brascan US Holdings Inc. is a wholly-owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”).  Brookfield, headquartered in Toronto (Brookfield Place, Suite 300, 181 Bay Street, Toronto, Ontario M5J 2T3) and New York (at the Three World Financial Center address), is a global asset manager focused on property, renewable power, and infrastructure investments with assets under management in excess of $80 billion as of June 30, 2009.  Brookfield is publicly listed on the New York Stock Exchange and the Toronto Stock Exchange.

As of October 1, 2009, BIM had responsibility for approximately $20 billion in assets under management.  Kim G. Redding (Co-Chief Executive Officer and Chief Investment Officer) and Jason Baine (Portfolio Manager) have been portfolio managers with BIM (or its predecessors) since 2001 and have managed assets for the Fund since 2003.  Bernhard Kreig (Portfolio Manager) has been employed by BIM (or its predecessors) since 2006 and has managed assets for the Fund since 2006.  Prior to joining BIM’s predecessor, Mr. Kreig was a Senior Vice President and Senior Analyst for a real estate securities hedge fund and before that he was a Vice President and Senior Analyst at Security Capital.

BIM is not an investment advisor to any other registered investment company with a similar investment objective to Multi-Asset Fund.

The following persons are the principal executive officers and directors of BIM and their primary locations:

•	John J. Feeney, Jr., Co-Chief Executive Officer, President and Board Director (New York)
•	Kim G. Redding, Co-Chief Executive Officer, Chief Investment Officer and Board Director (Chicago)

Information about ACB US

ACB US is owned by BIM Global Holdings, LP (“BIM GH”) and AMP Capital AB Holdings Pty Ltd., an Australian investment manager affiliate (“AMP Capital AB”).  BIM GH and AMP Capital AB each directly holds 49.5% of the membership interests of ACB US and each indirectly owns 0.5% of the membership interests and 50% of the voting rights in ACB US through a subsidiary, AMP Capital Brookfield Pty Ltd., which is owned 50% by BIM GH and 50% by AMP Capital AB. BIM GH is 0.1% owned by BIM Global GP, LLC (“BIM Global GP”) and 99.9% owned by BIM. BIM Global GP is 100% owned by BIM. ACB US, BIM GH, and BIM Global GP are located at 71 South Wacker Drive, Suite 3400, Chicago, IL 60606.  AMP Capital AB is a wholly-owned subsidiary of AMP Capital Investors International Holdings Limited; which is a wholly-owned subsidiary of AMP Capital Holdings Limited; which is a wholly-owned subsidiary of AMP Holdings Limited; which is a wholly-owned subsidiary of AMP Group Holdings Limited; which is a wholly-owned subsidiary of AMP Limited (“AMP”); all of which are located at 33 Alfred Street, Level 24, Sydney NSW 2000, Australia.  The AMP group of companies is a wealth management business with more than 3.4 million customers and assets under management of approximately A$104 billion as of June 30, 2009.  AMP is publicly listed on the Australian and New Zealand stock exchanges.  The investment personnel of BIM that manage the Multi-Asset Fund’s assets are also associated investment personnel of ACB US.

ACB US is not an investment advisor to any other registered investment company with a similar investment objective to Multi-Asset Fund.

ACB US is controlled by its managing member, AMP Capital Brookfield Pty Ltd., and the following persons are the principal executive officer and directors of AMP Capital Brookfield Pty Ltd. and their primary locations:

•	Nicholas D. Tannura, Chief Executive Officer (Chicago)
•	Brian J. Delaney, Board Director (Sydney)
•	John J. Feeney, Jr., Board Director (New York)
•	Mark O’Brien, Board Director (Sydney)
•	Kim G. Redding, Board Director (Chicago)

Certain Brokerage Matters

When selecting brokers or dealers TAS and the money managers are authorized to consider the “brokerage and research services,” as defined in Section 28(e) of the Securities Exchange Act of 1934, provided to TIP’s funds, to TAS, or to the money manager.  TAS and the money managers may cause TIP’s funds to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction.  TIP, TAS, or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided.  Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion.

Interests of Directors and Officers of the Funds

To the knowledge of the Fund, no directors or officers of TIP, nor their immediate family members, have any material interest, direct or indirect, by security holdings or otherwise, in BIM, ACB US, or any entity controlling, controlled by or under common control with BIM or ACB US, or in the new money manager agreement with BIM or the new sub-advisory agreement between BIM and ACB US.  No director or officer, nor their immediate family members, owned (beneficially or of record), purchased or sold securities of BIM, ACB US or of any entity directly or indirectly controlling BIM or ACB US since January 1, 2008.  No director or officer of the Fund is an officer, employee, director, general partner or shareholder of BIM or ACB US.

Information Regarding the Service Providers to the Funds

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent.  State Street Bank & Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111-2900, serves as the custodian of the funds’ assets as well as their administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent.  As custodian, State Street may employ sub-custodians outside the United States.

Distributor.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202 serves as the distributor of the funds’ shares.

Outstanding Shares and Significant Shareholders

As of October 16, 2009, the Fund had the following number of shares outstanding:

Title of Class	Number of Shares Outstanding and Entitled to Vote*
Multi-Asset Fund	201,337,537.263 shares
* Each dollar of net asset value is entitled to one vote.

As of October 16, 2009, there were no members that owned of record or beneficially 5% or more of the shares of common stock of the Fund.

The TIP funds are designed primarily for foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.  Accordingly, as of September 21, 2009, the TIP Board and officers of TIP as a group owned less than 1% of the outstanding shares of the Fund.

Annual and Semi-Annual Reports

The funds’ annual report for the fiscal year ended December 31, 2008, and semi-annual report for the period ended June 30, 2009, were previously distributed to members.  THE FUNDS WILL FURNISH, WITHOUT CHARGE, AN ADDITIONAL COPY OF THE ANNUAL OR SEMI-ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008, OR SEMI-ANNUAL PERIOD ENDED JUNE 30, 2009, TO ANY MEMBER REQUESTING SUCH REPORTS.  An additional copy of the funds’ semi-annual and annual reports may be obtained, without charge, by contacting TIP by mail, telephone or email using the contact information below or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
1-800-984-0084
www.tiff.org

Electronic mail inquiries:
Services offered by TIFF: info@tiff.org
Member-specific account data: memberservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A

Money Manager Agreement

This agreement (the “Money Manager Agreement”) is between the TIFF Investment Program, Inc. (“TIP”), a Maryland corporation, for its TIFF Multi-Asset Fund, and such other of its Funds as TIP and the Manager (as defined below) may agree upon from time to time (the “Fund”), and Brookfield Investment Management, Inc. (the “Manager”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is effective as of October 1, 2009 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

The Fund wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time.  Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.”  The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.  In addition, the Manager may elect from time to time to make use of other available fund assets in addition to the Managed Assets (the principal amount of such other fund assets, irrespective of any gains or losses on such assets, shall be referred to as “Additional Assets”) for investment purposes, for collateral purposes, or for such other purposes as shall be agreed from time to time by the Manager and the Fund or TIFF Advisory Services, Inc. (“TAS”).  If so determined by the Fund or TAS, the Additional Assets shall bear interest at a rate to be agreed by TAS and the Manager from time to time.  In addition, if so determined by the Fund or TAS, any accrued interest on such Additional Assets that remains unpaid after the close of a month-end, shall bear interest at a rate to be agreed by TAS and the Manager from time to time.  The Additional Assets shall be returned to the Fund, and any accrued interest shall be paid out of the Managed Assets to the Fund, promptly upon request or otherwise in accordance with the terms or procedures set by the Fund or TAS.  The Additional Assets, and all gains or losses on the Additional Assets, shall be deemed to be Managed Assets for all purposes under this Agreement; provided, however, that for purposes of calculating the Management Fee payable to the Manager pursuant to Section 6 of this Agreement and Exhibit A, the Additional Assets shall be excluded from Managed Assets.

Appendix A
2.	Appointment and Powers of Manager; Investment Approach

(a)           Appointment.  TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement.  The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b)           Powers.  Subject to the supervision of the board of directors of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a).  The Fund grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), to hold, and to dispose of (by sale, exchange, or otherwise) securities and other investments;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)
enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by Manager of its duties hereunder.

(c)           Power of Attorney.  To enable the Manager to exercise fully discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do.  The Manager hereby accepts this appointment.

(d)           Voting.  The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e)           Independent Contractor.  Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f)           Reporting.  The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

Appendix A

3.	Requirements; Duties

(a)           Requirements.  In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)
the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)
TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of common stock in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines (appended to this Agreement as Exhibit B), which may be amended from time to time through mutual agreement by TAS and the Manager;

(iv)	written instructions and directions of the board of directors of TIP; and

(v)	written instructions and directions of TAS.

(b)           Responsibility with Respect to Actions of Others.  TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers.  To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements.  If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law as the Fund or TAS may reasonably specify to effect compliance.

(c)           Responsibility with Respect to Performance of Duties.  In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund.  The Manager will not deal with the Managed Assets in its own interest or for its own account.

4.	Recordkeeping and Reporting

(a)           Records.  The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act.  All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice.  Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund’s request.  Upon termination of this Agreement, the Manager shall promptly return records that are the Fund’s property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request.  The Manager may retain copies of records furnished to the Fund.

Appendix A

(b)           Reports to Custodian.  The Manager shall provide to the Fund’s custodian (the “Custodian”) and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c)           Other Reports.  The Manager shall render to the board of directors of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5.	Purchase and Sale of Securities

(a)           Selection of Brokers.  The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement.  Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b)           Aggregating Orders.  On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

Appendix A

(c)           The Custodian. All Managed Assets, including cash and equivalents, shall be held by the Custodian.  The Manager shall not be liable to the Fund for any action or omission of Custodian; provided, however, that where the Custodian’s act or omission is required by, and taken in reliance upon, improper instructions given to the Custodian by a properly authorized representative of the Manager, the Manager shall be liable for the act or omissions of the Manager.  “Properly authorized” shall mean those representatives of the Manager who are authorized, pursuant to the Fund’s custody agreement with the Custodian, to give instructions to the Custodian under such custody agreement.  The Fund agrees to be responsible for any custodial fees.

6.	Management Fees; Expenses

(a)           Management Fees. Exhibit A attached hereto sets out the fees to be paid by the Fund to the Manager each month on or before the last business day of the month that follows the end of each rolling 12-month measurement period described in Exhibit A.  The applicable fee rate will be applied to the average daily net assets (gross of expenses except custodian transaction charges and any interest accrued in respect of Additional Assets) of the Managed Assets (exclusive of the Additional Assets) for the applicable rolling 12-month measurement period, computed as described in the Fund’s Registration Statement, and the result divided by 12 to determine the fee payable for each month.

(b)           Expenses.  The Manager shall furnish at its own expense all office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions.  The Manager shall not have responsibility for calculating the Net Asset Value of the Fund’s portfolio, but must daily review the pricing of the Managed Assets.  The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) taxes, if any, payable by the Fund.  In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services to others.  The Fund acknowledges that the Manager and its officers and employees, and the Manager’s other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund.  Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client.  The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so.  The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to the Fund.

Appendix A

8.	Sub-Advisers

Subject to the receipt of express prior written approval of TAS and, if necessary, the board of directors of the Fund, the Manager may, at its sole expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform some or all of the services for the Fund for which it is responsible under this Agreement.  The Manager will provide TAS with written notice at least 30 days prior to entering into or amending any such agreement with a Sub-Adviser.  The Manager will compensate any Sub-Adviser for its services to the Fund.  The Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

9.	Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement.  The Fund agrees to indemnify and hold the Manager harmless against all damages, costs and expenses, including reasonable attorney’s fees, incurred by it in the course of any threatened or actual litigation, arbitrations or administrative proceedings brought by a shareholder, beneficiary, governmental agency or any other person pertaining to the Managed Assets or otherwise relating to this Agreement; provided, however, that the Fund shall not be liable in any such case to the extent that, in the final judgment of a court of competent jurisdiction, it is adjudicated that (i) the Manager’s action or omission was not prudent or otherwise violated the provisions of this Agreement or applicable law, or (ii) the Manager’s action or omission constituted willful misfeasance, bad faith, or gross negligence with respect to, or reckless disregard of, the Manager’s obligations and duties under this Agreement.

10.	Representations and Undertakings

(a)           The Manager hereby confirms to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b)          The Manager represents that it complies in all material respects with all applicable laws, both federal and state.

Appendix A

(c)           The Manager hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Fund’s portfolio holdings to any person or entity other than TAS, the Fund’s custodian, broker/dealers executing trades placed by the Manager on behalf of the Fund, any Sub-Advisers (or any affiliates of the Sub-Advisers which provide advisory or research services to such Sub-Adviser) or other persons expressly designated by or approved by TAS.  The Manager agrees that prior to seeking any such approval from TAS, it will enter into a confidentiality agreement with such party to whom it desires to disclose the Fund’s portfolio holdings meeting the requirements of the Fund’s Portfolio Holdings Disclosure Policies and Procedures.

(d)          TIP hereby confirms to the Manager that it has full power and authority to enter into this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(e)           TIP acknowledges receipt of Part II of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(f)            TIP represents that TIP and the Fund are in material compliance with all applicable state and federal securities laws and regulations.

(g)          To facilitate the Manager’s fulfillment of its obligations under this Agreement, TIP undertakes the following:

(i)	TIP will promptly provide the Manager with amendments or supplements, if any, to TIP’s prospectus or Statement of Additional Information applicable to the Managed Assets;
(ii)	TIP will promptly notify the Manager expressly in writing of changes, if any, in the fundamental and non-fundamental investment policies of the Managed Assets; and
(iii)
TIP will promptly provide the Manager with guidelines and procedures, if any, applicable to the Manager or the Managed Assets adopted from time to time by the board of directors of TIP and will promptly provide the Manager copies of any amendments thereto.

11.	Term

This Agreement shall continue in effect for a period of one (1) year from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by the Manager, in each case with at least 30 days’ written notice from the terminating party and on the date specified in the notice of termination.

Appendix A
This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund.

13.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered in writing or sent by fax or three days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program, Inc.
c/o TIFF Advisory Services, Inc.
Attn: General Counsel
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428

Fax: 610-684-8080

Manager:	Brookfield Investment Management, Inc.
71 South Wacker Drive
Suite 3400
Chicago, IL 60606-2841

Fax: 312.377.8299

Each party may change its address by giving notice as herein required.

14.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date.  Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

15.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

Appendix A

16.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws.  Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

17.	Confidential Information

Any information or recommendations supplied by any party to this Money Manager Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”) and held in the strictest confidence.

No party may use or disclose to others Confidential Information about another party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains; provided, however, the Manager may disclose Confidential Information to any Sub-Advisers (or any affiliates of the Sub-Advisers which provide advisory or research services to such Sub-Adviser) for the legitimate business purposes of the Fund for which the Confidential Information was provided. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party.  Lastly, the Manager may not consult with any other money managers for the Fund (other than any Sub-Adviser or any affiliates of the Sub-Advisers which provide advisory or research services to such Sub-Adviser) about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

Appendix A

IN WITNESS WHEREOF, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program, Inc.,	Brookfield Investment Management, Inc.
on behalf of the Fund

/s/ Dawn I. Lezon	/s/ Kim G. Redding
Signature	Signature

Dawn I. Lezon, CFO	Kim G. Redding, Co-CEO
Print Name/Title	Print Name/Title

Appendix A

Exhibit A to
Money Manager Agreement between
Brookfield Investment Management, Inc. and TIFF Investment Program, Inc.

Fee Calculation

Compensation*

As compensation for the services performed and the facilities and personnel provided by the Manager for TIFF Multi-Asset Fund pursuant to this Money Manager Agreement, the Fund will pay to the Manager a fee according to the following formula:

100 bps + 0.20 x (Excess Return – 250 bps); floor = 50 bps, cap = 250 bps

Fee Schedule*

The Manager will earn a fee equal to 1/12 of the formula set forth in “Compensation” above based on (i) the previous 12 calendar months’ (starting on the first day and ending on the last day in such 12-month period) excess performance times (ii) the average daily assets for the previous 12 months (such average to be calculated with respect to the 12-month period that begins 1 day prior to the first day, and ends 1 day prior to the last day, of the 12-month period described in clause (i)).

*This new Agreement has been entered into following a mutually agreed termination of the previous agreement between the parties, dated as of November 16, 2007, and shall not be considered an early termination under the provisions of the previous agreement. The compensation and fee schedule that were in effect at the time of the termination of the previous agreement and the compensation and fee schedule set forth herein are identical, and the fees payable to the Manager hereunder shall be calculated using the applicable measuring periods as though there was no termination.

Certain Defined Terms

“Excess Return” shall mean the return of the Manager that exceeds the return of the benchmark, the MSCI US REIT index.

“Managed Assets” shall mean the portion of the Fund’s assets allocated to the Manager.

All capitalized terms used but not defined in this Exhibit A shall have the meanings ascribed to them in the Money Manager Agreement.

Early Termination

If the Manager ceases to render services hereunder at any time, the Manager shall be entitled to a fee for services rendered hereunder for the period for which it has not yet received compensation equal to 50 bps (if termination is by the Manager) or 75 bps (if termination is by the Fund) based on the average daily Managed Assets for the period, on or about the tenth day of the month following the month in which the Manager ceased to render services.

Appendix A

Exhibit B to
Money Manager Agreement between
Brookfield Investment Management, Inc. and TIFF Multi-Asset Fund

Manager’s Investment Guidelines

Investments for the Managed Assets will be concentrated primarily in real estate related securities, including securities of companies whose principal activities include development, ownership, construction, management or sale of real estate in the United States or Canada.  It is currently anticipated that Manager will invest the Managed Assets primarily in shares of real estate investment trust (“REITs”).  REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs generally invest the majority of their assets in real property and derive their income primarily from rents.  Mortgage REITs generally invest the majority of their assets in loans secured by real estate and derive their income primarily from interest payments.  Hybrid REITs generally combine the characteristics of Equity and Mortgage REITs.  Manager intends to invest primarily in Equity REITs.  Manager may invest from time to time in: (i) Mortgage or Hybrid REITs; and (ii) other real estate industry companies.

Manager shall have sole and complete discretion over the investment and reinvestment of the Managed Assets from time to time; provided, however, that not more than 15% of the Managed Assets (determined based upon market values at the time of purchase) shall be invested in securities of any one issuer and not more than 10% of the Managed Assets (determined based upon market values at the time of purchase) shall be invested in cash or cash equivalents.

If, at any time after the purchase of securities, the Fund is not in compliance with the foregoing restrictions due to fluctuating market values, subsequent transactions, or any other cause, Manager shall, as soon as reasonably practicable and prudent, rebalance the Managed Assets to bring the same into compliance with such restrictions.  There will be no sector limitations within the real estate securities market.

Appendix B

Sub-Advisory Agreement

This Sub-Advisory Agreement (this “Agreement”) is between Brookfield Investment Management Inc. (“BIM”), a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and AMP Capital Brookfield (US) LLC, a Delaware corporation and a registered investment adviser under the Advisers Act (the “Manager”), and is effective as of October 1, 2009 (the “Effective Date”).

Recitals

TIFF Investment Program, Inc. (“TIP”), a Maryland corporation and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), for its TIFF Multi-Asset and such other of its funds as updated from time to time with written consent of TIP and BIM (the “Fund”), and BIM have entered into a Money Manager Agreement dated as of October 1, 2009 (the “BIM Agreement”), pursuant to which the Fund has retained BIM to render advisory services to the Fund;

BIM wishes to retain the Manager to render advisory services to the Fund; and

The Manager wishes to render those services to the Fund.

In consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time.  Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.”  The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.	Appointment and Powers of Manager; Investment Approach

(a)  Appointment.  BIM hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement.  The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b)  Powers.  Subject to the supervision of BIM, the board of directors of TIP, and TIFF Advisory Services, Inc. (“TAS”), as investment adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a).  The Manager shall:

(i)	acquire (by purchase, exchange, subscription, or otherwise), to hold, and to dispose of (by sale, exchange, or otherwise) securities and other investments;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)
enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by Manager of its duties hereunder.

Appendix B

(c)  Power of Attorney.  To enable the Manager to exercise fully discretion granted hereunder, BIM appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as BIM, itself could do. The Manager hereby accepts this appointment.

(d)  Voting.  The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from BIM or the Fund as to the voting of securities and handling of proxies.

(e)  Independent Contractor.  Except as expressly authorized herein, the Manager shall for all purposes hereunder be deemed to be an independent contractor and shall have no authority to act for or to represent BIM, TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f)  Reporting.  The Manager shall furnish to BIM or TIP upon reasonable request such information that BIM or TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a)  Requirements.  In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)
the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)
TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of common stock in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines (appended to this Agreement as Exhibit A), which may be amended from time to time by mutual agreement of TAS, BIM and the Manager;

(iv)	written instructions and directions of the board of directors of TIP delivered to BIM or the Manager;

(v)	written instructions and directions of TAS delivered to BIM or the Manager; and

(vi)	written instructions and directions of BIM.

(b)  Responsibility with Respect to Actions of Others.  TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers.  To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements.  If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and BIM or the Fund so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law as BIM or the Fund may reasonably specify to effect compliance.

Appendix B

(c)  Responsibility with Respect to Performance of Duties.  In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund.  The Manager will not deal with the Managed Assets in its own interest or for its own account.

4.	Recordkeeping and Reporting

(a)  Records.  The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act.  All records maintained pursuant to this Agreement shall be subject to examination by BIM, the Fund, and any persons authorized by either of them during reasonable business hours upon reasonable notice.  Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at BIM’s or the Fund’s request.  Upon termination of this Agreement, the Manager shall promptly return records that are the Fund’s property and, upon demand, shall make and deliver to BIM or the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as BIM or the Fund may request.  The Manager may retain copies of records furnished to BIM or the Fund.

(b)  Reports to Custodian.  The Manager shall provide to BIM, the Fund’s custodian (the “Custodian”), and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c)  Other Reports.  The Manager shall render to the board of directors of TIP, and to BIM and TAS such periodic and special reports as the board, BIM or TAS may reasonably request.

5.	Purchase and Sale of Securities

(a)  Selection of Brokers.  The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement.  Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

Appendix B

(b)  Aggregating Orders.  On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

(c)  The Custodian.  All Managed Assets, including cash and equivalents, shall be held by the Custodian.  The Manager shall not be liable to BIM for any action or omission of Custodian; provided, however, that where the Custodian’s act or omission is required by, and taken in reliance upon, improper instructions given to the Custodian by a properly authorized representative of the Manager, the Manager shall be liable for the act or omissions of the Manager.  “Properly authorized” shall mean those representatives of the Manager who are authorized, pursuant to the Fund’s custody agreement with the Custodian, to give instructions to the Custodian under such custody agreement.  The Fund will be responsible for any custodial fees.

6.	Management Fees; Expenses

(a)  Management Fees.   BIM shall pay two-thirds of all fees BIM receives from TIP for its services to TIP under the BIM Agreement to the Manager promptly upon BIM’s receipt of any such fees.

(b)  Expenses.  The Manager shall furnish at its own expense all office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions.  The Manager shall not have responsibility for calculating the Net Asset Value of the Fund’s portfolio, but must daily review the pricing of the Managed Assets.  The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for: (i) custodial fees for the Managed Assets; (ii) brokerage commissions, issue and transfer taxes, and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) taxes, if any, payable by the Fund.  In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services to others.  BIM acknowledges that the Manager and its officers and employees, and the Manager’s other clients, may at any time have, acquire, increase, decrease, or dispose of positions in the same investments which are at the same time being held, acquired, or disposed of under this Agreement for the Fund.  Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client.  BIM agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners, or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager, or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so.  BIM agrees that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund.

Appendix B

8.	Liability

(a)  The Manager shall not be liable to BIM for any error of judgment, but the Manager shall be liable to BIM for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement.  BIM agrees to indemnify and hold Manager harmless against all damages, costs and expenses, including reasonable attorney’s fees, incurred by it in the course of any threatened or actual litigation, arbitrations, or administrative proceedings brought by a shareholder, beneficiary, governmental agency, or any other person pertaining to the Managed Assets or otherwise relating to this Agreement; provided, however, that BIM shall not be liable in any such case to the extent that, in the final judgment of a court of competent jurisdiction, it is adjudicated that: (i) Manager’s action or omission was not prudent or otherwise violated the provisions of this Agreement or applicable law; or (ii) the Manager’s action or omission constituted willful misfeasance, bad faith, or gross negligence with respect to, or reckless disregard of, the Manager’s obligations and duties under this Agreement.

(b)  Nothing herein shall constitute a waiver or limitation of any rights which BIM may have under any federal or state securities law or the Employee Retirement Income Security Act of 1974, if applicable.

9.	Representations and Undertakings

(a)  The Manager hereby confirms to BIM that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement, and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b)  The Manager represents that it complies in all material respects with all applicable laws, both federal and state.

(c)  The Manager hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Fund’s portfolio holdings to any person or entity other than TAS, BIM, the Fund’s custodian, broker/dealers executing trades placed by the Manager on behalf of the Fund, any of the Manager’s affiliates which provide advisory or research services to the Manager, or other persons expressly designated by or approved by TAS.  The Manager agrees that prior to seeking any such approval from TAS or BIM, it will enter into a confidentiality agreement with such party to whom it desires to disclose the Fund’s portfolio holdings meeting the requirements of the Fund’s Portfolio Holdings Disclosure Policies and Procedures.

(d)  BIM hereby confirms to the Manager that it has full power and authority to enter into this Agreement and that the execution of this Agreement has been duly authorized and, upon execution and delivery, this Agreement will be binding upon BIM in accordance with its terms.

(e)  BIM acknowledges receipt of Part II of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(f)  BIM represents that BIM is in material compliance with all applicable state and federal securities laws and regulations.

Appendix B

(g)  To facilitate the Manager’s fulfillment of its obligations under this Agreement, BIM undertakes the following:

(i)	BIM will promptly provide the Manager with amendments or supplements BIM has received, if any, to TIP’s prospectus or Statement of Additional Information applicable to the Managed Assets;

(ii)	BIM will promptly notify the Manager expressly in writing of changes of which BIM has been notified, if any, in the fundamental and non-fundamental investment policies of the Managed Assets; and

(iii)
BIM will promptly provide the Manager with guidelines and procedures with which BIM has been provided, if any, applicable to the Manager or the Managed Assets adopted from time to time by the board of directors of TIP and will promptly provide the Manager copies of any amendments thereto.

10.	Term

This Agreement shall become effective as of the date first above written and shall continue in effect until the date of the termination of the BIM Agreement; provided, however, that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act, and; provided, further, that this Agreement may be terminated by either party upon at least thirty (30) days prior written notice and may be terminated without the payment of any penalty by the Fund, if a decision to terminate is made by the Board of Directors of TIP or by a vote of a majority of the Fund’s outstanding voting securities.

11.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent; provided, however, that any such amendment shall not become effective without at least thirty (30) days prior written notice to TAS or without the approval of the Fund, if required by applicable law.

12.	Assignment

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

13.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered in writing or sent by fax or three days after mailing registered mail postage prepaid as follows:

BIM:

71 South Wacker Drive
Suite 3400
Chicago, IL 60606
Fax: 312-377-8299

Manager:

Appendix B

71 South Wacker Drive
Suite 3400
Chicago, IL 60606
Fax: 312-377-8299

Each party may change its address by giving notice as herein required.

14.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date.  Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

15.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

16.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of New York without reference to principles of conflict of laws.  Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

17.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”) and held in the strictest confidence.

No party may use or disclose to others Confidential Information about another party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains; provided, however, the Manager may disclose Confidential Information to any affiliates of the Manager which provide advisory or research services to the Manager for the legitimate business purposes of the Fund for which the Confidential Information was provided. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party.  Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund other than any affiliates of the Manager which provide advisory or research services to the Manager, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

Appendix B

IN WITNESS WHEREOF, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

BROOKFIELD INVESTMENT MANAGEMENT INC.

By:       /s/ Kim G. Redding
Name:  Kim G. Redding
Title:    Co-CEO

AMP CAPITAL BROOKFIELD (US) LLC

By:       /s/ Nicholas D. Tannura
Name:  Nicholas D. Tannura
Title:    Managing Director

Appendix B

Exhibit A to Sub-Advisory Agreement between
Brookfield Investment Management Inc. and AMP Capital Brookfield (US) LLC

Manager’s Investment Guidelines

Investments for the Managed Assets will be concentrated primarily in real estate related securities, including securities of companies whose principal activities include development, ownership, construction, management, or sale of real estate in the United States or Canada.  It is currently anticipated that Manager will invest the Managed Assets primarily in shares of real estate investment trusts (“REITs”).  REITs are generally classified as Equity REITs, Mortgage REITs, and Hybrid REITs.  Equity REITs generally invest the majority of their assets in real property and derive their income primarily from rents.  Mortgage REITs generally invest the majority of their assets in loans secured by real estate and derive their income primarily from interest payments.  Hybrid REITs generally combine the characteristics of Equity and Mortgage REITs.  Manager intends to invest primarily in Equity REITs.  Manager may invest from time to time in: (i) Mortgage or Hybrid REITs; and (ii) other real estate industry companies.

Manager shall have sole and complete discretion over the investment and reinvestment of the Managed Assets from time to time; provided, however, that not more than 15% of the Managed Assets (determined based upon market values at the time of purchase) shall be invested in securities of any one issuer and not more than 10% of the Managed Assets (determined based upon market values at the time of purchase) shall be invested in cash or cash equivalents.

If, at any time after the purchase of securities, the Fund is not in compliance with the foregoing restrictions due to fluctuating market values, subsequent transactions, or any other cause, Manager shall, as soon as reasonably practicable and prudent, rebalance the Managed Assets to bring the same into compliance with such restrictions.  There will be no sector limitations within the real estate securities market.